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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.                [ ]  Confidential, for use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2).)
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-11(c) or Rule 14a-12.

                           SANTA FE SNYDER CORPORATION
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         [ ]      Fee paid previously with preliminary materials.

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         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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         Santa Fe Snyder Corporation ("Santa Fe") and certain other persons named below may be deemed participants in the solicitation of proxies in respect of the proposed merger (the "Merger") of Devon Merger Co. ("Merger Sub"), a wholly-owned subsidiary of Devon Energy Corporation ("Devon"), with and into Santa Fe, pursuant to the Agreement and Plan of Merger, dated as of May 25, 2000, by and among Devon, Santa Fe and Merger Sub.

         The participants in this solicitation may include the directors of Santa Fe (John C. Snyder (Chairman), William E. Greehey, Harold R. Logan, Jr., Edward T. Story, Melvyn N. Klein, John A. Hill, James L. Payne, Allan V. Martini, James E. McCormick, Reuben F. Richards, Kathryn D. Wriston); and the following officers and employees of Santa Fe: Hugh L. Boyt (President - North America), Janet F. Clark (Executive Vice President - Corporate Development/Administration), Mark A. Jackson (Executive Vice President and Chief Financial Officer), Timothy S. Parker (President - International), Duane C. Radtke (Executive Vice President - Exploration and Production), David L. Hicks (Vice President - Law and General Counsel), Mark A. Older (Corporate Secretary), John O'Keefe (Vice President - Investor Relations), and Kathy Hager (Vice President - Public Affairs).

         As of the date of this communication, other than Mr. Klein, who beneficially owns approximately 2.8% of Santa Fe's common stock, Mr. Snyder, who beneficially owns 2.3% of Santa Fe's common stock, and Mr. Payne, who beneficially owns 1.4% of Santa Fe's common stock, none of the foregoing participants beneficially own individually in excess of 1% of Santa Fe's common stock.